UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3401 Mallory Lane, Suite 100 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BACK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2024, IMAC Holdings, Inc. (the “Company”) amended its 2018 Incentive Compensation Plan (the “Plan Amendment”) to increase the number of shares authorized for issuance thereunder from 66,667 to 566,667 shares.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to such amendment, which is filed herewith as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 30, 2024, Company held an annual meeting of its stockholders (the “Annual Meeting”) virtually, at 11:00 a.m., Central time. As of July 17, 2024, the record date of the Annual Meeting, there were a total of 1,721,819 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. A total of 976,669 votes were represented at the Annual Meeting, and a quorum was present. The following proposals were submitted to the stockholders:

1. the election of five directors nominated by the Company’s board of directors (the “Board”) named in the Proxy Statement (defined below);

2. the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3. the approval on an advisory (non-binding) basis of the compensation of the Company’s named executive officers; and

4. the amendment of the Company’s 2018 Incentive Compensation Plan increasing the number of shares of common stock reserved for issuance thereunder.

For more information about the foregoing proposals, please see the Company’s Definitive Proxy Statement filed on July 30, 2024 (the “Proxy Statement”).

The number of votes cast for, against, and where applicable, votes withheld, as well as abstentions and whether each proposal was approved, is set forth below.

1. The election of five directors nominated by the Board and named in the Proxy Statement.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Peter Beitsch	220,599	0	18,110	737,960
Maurice E. Evans	213,175	0	25,486	738,008
Michael D. Pruitt	204,575	0	34,018	738,076
Matthew Schwartz	220,552	0	18,157	737,960
Cary W. Sucoff	201,330	0	37,263	738,076

The five nominees listed above were elected to the Board. Consistent with the Company’s certificate of incorporation, each director will serve until the Company’s 2025 annual meeting of stockholders and, in each case, until a successor has been elected and qualified, or until his earlier death, resignation or removal.

2. The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
887,835	73,818	15,016	0

The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified.

3. The approval on an advisory (non-binding) basis of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
205,264	19,006	14,439	737,960

The proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers was approved.

4. The amendment of the Company’s 2018 Incentive Compensation Plan increasing the number of shares of common stock reserved for issuance thereunder.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
208,163	29,002	1,543	737,961

The amendment of the Company’s 2018 Incentive Compensation Plan increasing the number of shares of common stock reserved for issuance thereunder was approved.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 3 to 2018 Incentive Compensation Plan dated August 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2024

IMAC HOLDINGS, INC.

By:	/s/ Faith Zaslavsky
Name:	Faith Zaslavsky
Title:	Chief Executive Officer